Advancing a leading autoimmune-focused company June 2026 Exhibit 99.1

Forward-looking statements Certain statements in this presentation, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, express or implied statements regarding future plans and prospects, including statements regarding the expectations or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to claseprubart and DNTH212, and any developments or results in connection therewith, including the target product profile and administration of claseprubart and DNTH212; the anticipated timing of the initiation and results from those studies and trials; expectations regarding the clinical trial designs or indications; expectations regarding the time period over which the Company’s capital resources are expected to be sufficient to fund its anticipated operations; and expectations regarding market size, patient population size, and potential opportunities for complement therapies, in particular with respect to claseprubart and DNTH212. Claseprubart and DNTH212 are investigational agents that are not approved as therapies in any indication in any jurisdiction worldwide. The words “opportunity,” “potential,” “milestones,” “runway,” “will,” “anticipate,” “achieve,” “near-term,” “catalysts,” “pursue,” “pipeline,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “should,” “strive,” “would,” “aim,” “target,” “commit,” and similar expressions (including the negatives of these terms or variations of them) generally identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to, that preclinical testing of claseprubart and DNTH212 and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that the preliminary interim analysis based on a limited number of patients from the Part A open label portion of the claseprubart CAPTIVATE study in patients with chronic inflammatory demyelinating polyneuropathy may not be predictive of the results or success of the remaining patients treated in Part A or patients treated in Part B of the CAPTIVATE study, that the development of claseprubart or DNTH212 may take longer and/or cost more than planned, that the Company or its partner may be unable to successfully complete the clinical development of the Company’s compounds, that the Company or its partner may be delayed in initiating, enrolling or completing its planned clinical trials, and that the Company's compounds may not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading "Risk Factors" included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2025, and other filings that the Company has made and may make with the SEC in the future. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this presentation speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Dianthus undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Developing two autoimmune therapeutics with best-in-disease, pipeline-in-a-product potential and targeting patient-friendly, infrequent S.C. self-administration Advancing a leading autoimmune-focused company with neuromuscular and rheumatology franchises Highly potent, ~8-week half-life, classical pathway (CP) inhibitor targeting active C1s Validated pipeline-in-a-product potential with positive Ph. 2 gMG results, early Interim Responder Analysis GO decision in Ph. 3 CIDP, and clinical PoC for CP inhibition in MMN Clinical and in vitro head-to-head data support potential for a more effective and convenient biologic with no boxed warning/REMS Targeting convenience of a single, self-administered S.C. 300mg/2mL autoinjector dosed every 2 or 4 weeks Claseprubart Bifunctional BDCA2 and BAFF/APRIL inhibitor targeting two validated pathways Potential for enhanced efficacy from complementary mechanisms targeting innate and adaptive immune systems Demonstrated superior in vitro pDC depletion vs. litifilimab and superior serum Ig inhibition vs. povetacicept in NHPs Pipeline-in-a-product opportunity across multiple diseases with potential for Q4W or less frequent S.C. self-administration Initial priority indications selected: SjD, SLE and DM DNTH212: Rheumatology Franchise (BDCA2 and BAFF/APRIL bifunctional fusion protein) Strong financial position with cash of ~$1.2B1 and runway expected into 2030 to fund multiple near and long-term catalysts Claseprubart: Neuromuscular Franchise (aC1s mAb) SjD: Sjögren’s Disease; SLE: Systemic Lupus Erythematosus; DM: Dermatomyositis 1. Cash, cash equivalents and investments as of March 31, 2026 Claseprubart 2026 milestones: Ph. 3 gMG trial initiation (mid’26), Ph. 2 MMN top-line data (Q4’26) and Ph. 3 CIDP Part B top-line guidance by YE’26 DNTH212 2026 milestones: Ph. 1 healthy volunteer study top-line data (2H’26)

Building on the promise of claseprubart to be a potential pipeline-in-a-product and best-in-disease therapy in growing and underserved markets Ph.2 MaGic Showed Rapid & Robust Improvements in gMG Q3’25 CAPTIVATE Part A Early GO Decision in CIDP Q1’26 Ph. 2 MoMeNtum Top-line Data Anticipated Q4’26 Q4’26

Two clinical-stage candidates with best-in-disease, pipeline-in-a-product potential Indications Market Insight Our Opportunity Next Milestone gMG: >100,000 gMG U.S. patients from Komodo claims data accessed 2013-2025; approx. 85% of gMG patients have AChR autoantibody-driven disease https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/# CIDP & MMN: Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts for biologic treated patients; CIDP adjusted to account for 27% misdiagnosed Estimated SjD, SLE and DM U.S. patients per Dianthus meta-analysis and estimates gMG CIDP MMN Multi-billion $, growing market with opportunity for a best-in-disease, convenient therapy to expand first-line biologics use Active C1s inhibition has shown robust efficacy in patients who were refractory, stable, and naïve to IVIg Empasiprubart, a C2 inhibitor, demonstrated impressive efficacy in MMN, validating classical pathway inhibition Ph. 2 data support potential for best-in-disease profile demonstrating rapid, robust, continuous symptom control with convenient, Q2W or Q4W S.C. dosing and a potentially differentiated safety profile Observed 75% response rate from first 40 participants to complete CAPTIVATE Part A, supporting best-in-disease potential Demonstrated superiority vs. empasiprubart in head-to-head in vitro classical pathway potency experiment, with potential to be a best-in-disease therapeutic with limited competition Ph. 3 Top-line Data in 2H’28 Part B Top-line Guidance by YE’26 Ph. 2 Data in Q4’26 SjD, SLE and DM Targets both innate and adaptive immune systems, with superior in vitro pDC depletion vs. litifilimab and superior serum Ig inhibition vs. povetacicept in NHPs Validation of both BDCA2 and BAFF/APRIL targeted therapies support bifunctional approach, with potential for best-in-disease efficacy Ph. 1 HV Top-line Data in 2H’26 Claseprubart DNTH212 >100,000 U.S. patients >40,000 U.S. patients >10,000 U.S. patients ~625,000 U.S. patients

Claseprubart: Building a Best-in-Disease Neuromuscular Franchise

Pursuing the power of consistent control…with one-click! Targeting a best-in-disease, first-line biologic treatment for neuromuscular diseases CLASSICAL CONVENIENCE Upstream Inhibition Prevents Pro-inflammatory C3a/C3b <10-Second Autoinjector Targeting No Boxed Warning or REMS Self-Administered At Home or On-the-Go Potential to Preserve Immune Function One-Click Every 2 or 4 Weeks claseprubart CONFIDENCE Aim for Potent, Rapid, Consistent Efficacy Broad Potential in Autoimmune Diseases Potential for Best-in-Disease Efficacy Autoinjector image for illustration purposes only. Autoinjector for claseprubart administration is anticipated to be SHL Medical’s Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office. Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide.

Claseprubart has opportunity to compete as a potential 1L biologic in three large and growing US neuromuscular markets >100K patients >140K patients >150K patients AChR+ gMG patients Positive Ph. 2 data reported Sept. ’25 >40K CIDP patients Early GO decision announced Mar. ‘26 Ph. 2 top-line data expected in Q4’26 Potential for US growth as only <20% of AChR+ patients treated with biologics >10K MMN patients Potential for aC1s inhibition to transform treatment landscape POC supporting classical pathway inhibition and limited competition Figures represent U.S. estimated patients only. gMG: >100,000 gMG U.S. patients from Komodo claims data accessed 2013-2025; approx. 85% of gMG patients have AChR autoantibody-driven disease https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/# CIDP & MMN: Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts for biologic treated patients; CIDP adjusted to account for 27% misdiagnosed Claseprubart has potential to capture meaningful market share across three synergistic multi-billion dollar markets  

Claseprubart: Opportunity to be a Best-in-Disease, First-Line Biologic for Generalized Myasthenia Gravis

Ultomiris sales grew 18% in Q1’26... “driven by patient demand across indications, including the competitive myasthenia gravis and PNH markets.” Ultomiris sales grew 15% in Q4’25... “driven by patient demand across indications, including the competitive gMG and PNH markets. In 2026, we expect Ultomiris to continue to grow, driven primarily by neurology indication, including new-to-brand patients and those switching from Soliris, as well as further market expansions. We indicated peak year sales for Ultomiris to be above $5 billion, with contribution from both existing and new indications...” “Currently, less than 20% of (gMG) patients are on branded treatments, and we expect this to increase to approximately 50% in the next 3 years. Additionally, self-administered medicine represent only a small part of this market today, and we expect this segment to grow substantially.” Ultomiris is the leading blockbuster complement inhibitor, with continued growth driven by first-line biologic use in gMG ~1/3 of sales in gMG1; sales growth driven by U.S. biologic naïve gMG patients2 C5 Inhibitors (Ultomiris & Soliris) Global Sales ($M) Soliris & Ultomiris 2021 sales account for 1/1 – 6/30 & 7/21 – 12/31. Evaluate Pharma Soliris / Ultomiris are approved in gMG, aHUS, NMOSD and PNH 1. Wall Street research estimate; 2. Astra Zeneca Q4 2024 results Q2 2025 financial results transcript Q4 2025 financial results transcript Q1 2026 financial results transcript

The US gMG market has significant potential to expand as <20% of AChR+ patients1 are treated with biologics Note: Positioning of claseprubart’s target profile is illustrative. 1. Komodo claims data accessed 2013-2025, adjusted to account for 70% capture of real-world patient counts; AChR+ 85% of gMG. 2. Based on Dianthus market research and estimates. 3. 2025 US financial reports on gMG drugs. Soliris/Ultomiris adjusted for relative size of MG based on claims. Vyvgart adusted for estimated CIDP sales. 4. Based on EvaluatePharma (Jan ‘26) and Dianthus market research and estimates. Assumes average biologic net price per patient of ~$400,000 per year. AstraZeneca 2024 Investor Day estimated >36,000 AChR+ treated patients in future state. AstraZeneca Q2’25 earnings transcript expected 50% of gMG patients to be on branded treatments by 2028. Significant opportunity for a highly differentiated, more patient-friendly biologic to expand use of biologics in gMG >$8B gMG Opportunity for Complement in 20352 Estimated US biologic penetration3,4 ~$20B 2025A 2030E 2035E ~$4B ~$14B ~100K AChR+ Pts ~103K AChR+ Pts ~106K AChR+ Pts Estimated US biologic sales3,4 ~12K pts ~36K pts ~50K pts Biologic Treated Other / Untreated ~12% ~35% ~47% ~100,000 I.V. or Daily PFS only I.V. & High Volume S.C. Rapid [<10s] Q2W or Q4W S.C. AI C5s FcRns Claseprubart target profile >$2B >$2B >4,000 pts >7,000 pts Current US gMG Market Opportunity to Reach More Patients

Claseprubart aims to address the significant unmet needs in the gMG market Survey of US Neurologists confirms significant opportunity for differentiated biologic in gMG market Dianthus 2025 Neurologist MG quantitative survey (n=81, N = 54 Neuromuscular specialists, N = 27 General Neurologists), fielded Q2  of Neurologists would start more patients on a complement inhibitor if they do not have a boxed warning or REMS requirement ~67% of Neurologists prefer low-volume autoinjector over high-volume prefilled syringe due to ease of use & faster injection (i.e. <10 seconds) ~72% of Neurologists believe patients would benefit from treatment options with greater durability of symptom relief ~81% of Neurologists believe patients would benefit from a more convenient treatment option ~78% Total Neurologists 81 Neuromuscular specialists 67% Generalists 33% Academic 40% Community based 60% Sample Demographics ~17 years in active clinical practice (post-residency), on average ~93% of professional time spent providing direct patient care, on average ~40 gMG patients seen in the past 12 months, on average

MaGic Ph. 2 Results Support a Potentially Best-in-Disease Treatment for gMG

MaGic Ph. 2 top-line results support a potentially best-in-disease treatment for gMG Strong results support claseprubart potential as a best-in-disease complement inhibitor Rapid, sustained, statistically significant symptom improvements as measured by MG-ADL, QMG, MSE, MGC, MG-QoL-15r Safety Endpoints Efficacy Endpoints Optimal Dose Generally well tolerated, with a potentially differentiated safety profile No encapsulated bacterial infections No symptoms indicative of autoimmune activation or DIL Supports no Boxed Warning or REMS Comparable efficacy & safety across both 300mg/2mL and 600mg/4mL doses Target dose of 300mg/2mL Q2W will be in Ph. 3 study Supports convenient, infrequent, self-administration with same autoinjector as Dupixent MaGic Ph. 2 results support a profile with the potential to displace C5 complement inhibitors and compete effectively with FcRns as first-line biologic treatment in growing MG market Autoinjector for claseprubart administration is anticipated to be SHL Medical’s Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office. C5 efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. Drug-Induced Lupus (DIL) is an autoimmune syndrome triggered by specific medications, such as statins, TNF-alpha inhibitors, and ACE inhibitors/beta-blockers. A key distinguishing feature of DIL is its reversibility, as symptoms typically resolve once the offending medication is withdrawn.

MaGic is a global Ph. 2 trial in AChR+ gMG patients A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of claseprubart administered S.C. following initial loading dose Trial enrollment exceeded target, with 65 participants enrolled MaGic Trial: https://clinicaltrials.gov/study/NCT06282159 Highlights Design: ~60 male and female subjects randomized to receive either claseprubart or placebo for 13 weeks Inclusion: ≥18 years old with AChR antibody + gMG Dosing: 15 or 20mg/kg I.V. Loading Dose followed by 300mg/2mL or 600mg/4mL S.C. Q2W starting Day 7 Endpoints Primary: Safety Secondary / Exploratory: Efficacy (MG-ADL, QMG, MSE, MGC, MG-QoL-15r) Screen: Day -70 to -1 Open-Label Extension: 52 Weeks Claseprubart 300mg/2mL S.C. Q2W (N=21) Claseprubart 600mg/4mL S.C. Q2W (N=22) Placebo (N=22) 13-week RCT Loading Dose Randomization

AChR+ gMG participants Placebo (N=22) Claseprubart 300mg/2mL Q2W (N=21) Claseprubart 600mg/4mL Q2W (N=22) Age, mean (SD), years 52.2 (16.5) 57.1 (13.7) 55.3 (12.0) Male, n (%) 13 (59%) 14 (67%) 10 (45%) Weight, mean (SD), pounds 195.0 (48.0) 192.5 (35.5) 179.0 (35.4) Duration of disease, median (range), years 7.7 (0.4 – 21.2) 3.0 (0.5 – 22.1) 7.6 (1.0 – 37.3) MG-ADL score at baseline, mean (SD) 8.5 (2.9) 8.2 (2.2) 8.4 (2.6) QMG score at baseline, mean (SD) 14.2 (5.8) 12.2 (2.7) 12.2 (3.6) MG Composite score at baseline, mean (SD) 15.0 (7.8) 16.3 (4.5) 16.0 (5.3) MG-QoL-15r score at baseline, mean (SD) 14.3 (7.0) 15.4 (6.6) 14.9 (5.9) MGFA class at screening, n (%) II 7 (32%) 11 (52%) 12 (55%) III 12 (55%) 10 (48%) 9 (41%) IVa 3 (14%) 0 (0%) 1 (5%) Prior thymectomy, n (%) 8 (36%) 6 (29%) 7 (32%) Baseline corticosteroid use, n (%) 19 (86%) 17 (81%) 20 (91%) Number of ISTs at baseline, n (%) 1 11 (50%) 10 (48%) 12 (55%) >1 11 (50%) 11 (52%) 10 (45%) FcRn use in prior 24 months, n (%) 0 (0%) 1 (5%) 0 (0%) Prior complement use, n (%) 0 (0%) 0 (0%) 0 (0%) Participant baseline characteristics were generally well balanced across arms gMG, generalized Myasthenia Gravis; SD, standard deviation; N (n), number; MG-ADL, Myasthenia Gravis Activities of Daily Living scale; QMG, Quantitative Myasthenia Gravis score; MGFA, Myasthenia Gravis Foundation of America clinical classification; IST, immunosuppressive therapy; MGC, Myasthenia Gravis Composite; MG-QOL-15r, Myasthenia Gravis quality of life 15 revised.

Statistically significant improvement in MG-ADL score for both claseprubart arms vs. placebo at Week 13 Statistically significant and clinically meaningful reductions in MG-ADL across both treatment arms Mean Change in MG-ADL Score from Baseline at Week 13 The change from baseline in MG-ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. **Two-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.05 considered nominally statistically significant. P=0.0113* P=0.0006* -1.8 -2.6 P-value 300mg/2mL 600mg/4mL One-sided P=0.0113* P=0.0006* Two-sided P=0.0227** P=0.0013**

Statistically significant improvement in QMG score for both claseprubart arms vs. placebo at Week 13 Statistically significant and clinically meaningful reductions in QMG across both treatment arms The change from baseline in QMG was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. **Two-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.05 considered nominally statistically significant. Mean Change in QMG Score from Baseline at Week 13 P=0.0144* P=0.0111* -2.4 -2.5 P-value 300mg/2mL 600mg/4mL One-sided P=0.0144* P=0.0111* Two-sided P=0.0288** P=0.0222**

-1.8 -2.6 P=0.0113* P=0.0006* Claseprubart arms demonstrated rapid, sustained, and clinically meaningful improvements in MG-ADL score MG-ADL improvements for participants treated with claseprubart were rapid, sustained, clinically meaningful and statistically significant as early as Week 1 The change from baseline in MG-ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. Bars represent standard error of the mean. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. Statistically significant improvements observed as early as Week 1 in both arms* -2.8 -4.6 -5.4 Difference between treatment arms was not statistically significant

Claseprubart arms demonstrated rapid, sustained, and clinically meaningful improvements in QMG score QMG improvements for participants treated with claseprubart were rapid, sustained, clinically meaningful and statistically significant as early as Week 1 The change from baseline in QMG was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. Bars represent standard error of the mean. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. -2.4 -2.5 P=0.0144* P=0.0111* -2.0 -4.4 -4.5 Statistically significant improvements observed as early as Week 1 in both arms* Difference between treatment arms was not statistically significant

>60% of participants on claseprubart 300mg/2mL achieved ≥5 point improvement in MG-ADL Participants across both treatment arms achieved robust improvements in MG-ADL at Week 13 Improvement in MG-ADL Total Score Claseprubart 300mg/2mL Q2W Placebo Claseprubart 600mg/4mL Q2W Placebo

>60% of participants on claseprubart 300mg/2mL achieved ≥5 point improvement in QMG Participants across both treatment arms achieved robust improvements in QMG at Week 13 Improvement in QMG Total Score Claseprubart 300mg/2mL Placebo Claseprubart 600mg/4mL Placebo

37% of 300mg/2mL claseprubart-treated participants achieved Minimal Symptom Expression on MG-ADL at Week 13 MSE supports potential best-in-class profile Minimal Symptom Expression (MSE) % of Participants Achieving MG-ADL Score of 0 or 1 at Week 13 P=0.0550* P=0.1031 The proportion of participants who achieve MSE was analyzed using a logistic regression with terms for treatment group, stratification factors, and baseline MG-ADL included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant.

Statistically significant improvement in MGC for both claseprubart arms vs. placebo at Week 13 Mean Change in MGC Score from Baseline at Week 13 Mean Change in MGC Summed Muscle Score from Baseline at Week 13 (post-hoc analysis) The change from baseline in MGC and MGC Summed Muscle Score were separately analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. P=0.0008* -5.5 -5.6 P=0.0008* P=0.0112* -2.0 -2.3 P=0.0048*

Statistically significant improvement in MG-QoL-15r score for 300mg/2mL vs. placebo at Week 13 The change from baseline in MG-QoL 15r was analyzed using a general linear model with treatment group, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. P=0.0414* P=0.1122 -2.2 -1.5 Mean Change in MG-QoL-15r Score from Baseline at Week 13

Across key efficacy measures, claseprubart demonstrated robust and clinically meaningful responses Placebo Claseprubart 300mg/2mL Q2W Claseprubart 600mg/4mL Q2W Absolute Placebo-adjusted Absolute Placebo-adjusted MG-ADL mean change from baseline at Week 13 -2.8 -4.6 -1.8 (P=0.0113)* -5.4 -2.6 (P=0.0006)* QMG mean change from baseline at Week 13 -2.0 -4.4 -2.4 (P=0.0144)* -4.5 -2.5 (P=0.0111)* MSE at Week 13 14% 37% 23% (P=0.0550)* 27% 13% (P=0.1031) MGC mean change from baseline at Week 13 -3.1 -8.7 -5.6 (P=0.0008)* -8.6 -5.5 (P=0.0008)* MG-QoL-15r mean change from baseline at Week 13 -3.9 -6.1 -2.2 (P=0.0414)* -5.4 -1.5 (P=0.1122) *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. Claseprubart 300mg/2mL Q2W treatment arm achieved statistical significance vs. placebo across all five key efficacy measures

Claseprubart demonstrated statistically significant and clinically meaningful improvements in MG-ADL Claseprubart S.C. Zilbrysq QD PFS Δ1.8 Δ2.6 Note: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Statistical treatment of missing data may vary across studies shown. Source: SOLIRIS (Ph3 REGAIN; 1200mg Q2W regimen; worst-rank ANCOVA). ULTOMIRIS (Ph3 CHAMPION-MG; weight-based Q8W regimen with maintenance doses 3000-3600mg; MMRM ANCOVA with no imputation of missing data). ZILBRYSQ (Ph3 RAISE; 0.3mg/kg QD regimen, MMRM ANCOVA with no data censorship). PBO 300mg/2mL Q2W 600mg/4mL Q2W Ph II MAGIC Week 13 n = 65 BL = 8.4 Mean Change from Baseline in MG-ADL Score Soliris IV Ph III REGAIN Week 26 n = 62 BL = 10.5 Ultomiris IV Ph III CHAMPION MG Week 26 n = 78 BL = 9.1 Ph III RAISE Week 12 n = 86 BL = 10.3 Eculizumab PBO Ravulizumab PBO Zilucoplan PBO Δ1.9 Δ1.6 Δ2.1

Additional secondary efficacy measures support claseprubart potential as best-in-class complement inhibitor Claseprubart S.C. Ph II MAGIC Week 13 n = 43 | BL = 13.2 Mean Change from Baseline in QMG Score Ultomiris IV Ph III CHAMPION MG Week 26 n = 78 | BL = 14.8 % of Participants Achieving MG-ADL Score of 0 or 1 Claseprubart S.C. Ph II MAGIC Week 13 n = 43 Ultomiris IV Ph III CHAMPION MG Week 26 n = 78 QMG Score Minimal Symptom Expression (MSE) Δ2.4 Note: For illustrative purposes only. Efficacy data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Statistical treatment of missing data may vary across studies shown. Source: ULTOMIRIS (Ph3 CHAMPION-MG; weight-based Q8W regimen with maintenance doses 3000-3600mg; MMRM ANCOVA with no imputation of missing data). Δ2.0 PBO 300mg/2mL Q2W PBO Ravulizumab Ravulizumab PBO PBO 300mg/2mL Q2W

Claseprubart was generally well tolerated, with a favorable, potentially differentiated safety profile in Phase 2 Comparable clinical safety profile to placebo with remarkably benign administration, no infection signal and no symptoms indicative of autoimmune activation or DIL4 Placebo (N=22) Claseprubart 300mg/2mL Q2W (n=21) Claseprubart 600mg/4mL Q2W (n=22) Clinical adverse events (AEs)1 11 (50.0%) 13 (61.9%) 15 (68.2%) Related serious AEs 1 (4.5%) 0 (0%) 0 (0%) RCT discontinuation due to related AE 0 (0%) 0 (0%) 0 (0%) Infections 10 (45.5%) 5 (23.8%) 6 (27.3%) Related serious infections 1 (4.5%) 0 (0%) 0 (0%) Injection site reactions2 0 (0%) 2 (9.5%) 2 (9.1%) Newly positive for anti-nuclear antibodies (ANA)3 0 (0%) 1 (5.9%) 8 (36.4%) Rashes 0 (0%) 0 (0%) 0 (0%) Arthralgia 1 (4.5%) 1 (4.8%) 0 (0%) Excludes events in the investigations System Organ Class (MedDRA). All injection site reactions were mild to moderate. Represents participants who were ANA negative at baseline and tested positive at ≥1:320 at any point during RCT (percentages calculated from n=17 for 300mg arm and n=22 for 600mg arm). An ANA titer of ≥1:320 was an exclusion criterion for the clinical trial protocol. At end of RCT (Week 13), 2 of the 8 patients in 600mg arm tested negative for ANA, 2 of the 8 patients in 600mg arm remained positive but at <1:320. Drug-Induced Lupus (DIL) is an autoimmune syndrome triggered by specific medications, such as statins, TNF-alpha inhibitors, and ACE inhibitors/beta-blockers. A key distinguishing feature of DIL is its reversibility, as symptoms typically resolve once the offending medication is withdrawn.

Rationale for Q4W 300mg/2mL Dosing & Potential for Enhanced, Best-in-Disease Efficacy in gMG

OLE data support addition of 300mg/2mL Q4W in Ph. 3 Mean Change in PBO Patients’ MG-ADL and QMG Score from RCT Baseline to OLE Week 6 QMG: 14.2 RCT Period OLE Period PBO Patients Entering OLE Received 600mg/4mL Q2W w/ No Loading Dose PK of ~65 µg/mL at week 4 after only two 600mg/4mL doses is substantially lower than steady state seen with 300mg/2mL dosing of ~100-120 µg/mL Robust reductions in MG-ADL and QMG are achieved by week 4, after just two 600mg/4mL doses and remain stable in subsequent weeks Growing external evidence further supports that lower levels of complement inhibition (<90%) may be sufficient for efficacy in gMG1 Represents 600mg/4mL S.C. dose The change from RCT baseline in MG-ADL and QMG were separately analyzed using a mixed effect model for repeated measures (MMRM) with randomized treatment group, visit, randomized treatment by visit interaction, stratification factors, and baseline measure included. All patients received claseprubart in OLE. 1. https://newsroom.regeneron.com/node/31216/pdf 11.7 -2.5 -3.2 -2.0 -3.6 MG-ADL: 8.5 5.7 -2.8 -2.5 -1.7 -2.6 Estimated PK of ~65 µg/mL 3.1 8.1 PK levels approximately half of 300mg/2mL Q2W steady state resulted in robust reductions on MG-ADL & QMG

Patients with QMG ≥10 Adding QMG screening criteria in Ph. 3, similar to zilucoplan Ph. 31, may better control for placebo response Claseprubart MG-ADL Change from Baseline P=0.0006* -3.0 P=0.0113* -1.8 The change from baseline in ADL was analyzed using a mixed effect model for repeated measures (MMRM) with treatment group, visit, treatment by visit interaction, stratification factors, and baseline measure included. *One-sided p-values are presented for comparisons of claseprubart vs placebo, with any p-value below 0.1 considered nominally statistically significant. 1. Zilucoplan Ph. 3 MG trial had screening criteria of QMG ≥ 12 and MG-ADL ≥ 6 (https://clinicaltrials.gov/study/NCT04115293) Ph. 2 study did not include QMG inclusion criteria, similar to ravulizumab Ph. 3; post-hoc analysis of MaGic data demonstrates potentially best-in-class MG-ADL improvement in patients with QMG ≥10 Zilucoplan Ph. 3 MG-ADL Change from Baseline in Patients with QMG ≥12 P=<0.001 -2.1 All Patients

Potential for improved efficacy vs. C5 inhibitors with claseprubart may be due to upstream inhibition Upstream inhibition prevents the creation of pro-inflammatory C3a and C3b as well as MAC, potentially providing additional efficacy benefits for AChR+ gMG patients C3a Formation1 C3b Deposition2* 100 80 60 40 20 0 % of hRBC with C3b Deposition -12 -10 -8 -6 -4 Ab Concentration, log M Claseprubart Isotype Ravulizumab 0 -20 -40 -60 -80 -100 % Reduction in C3a 10 Ab Concentration, log M -12 -10 -8 -6 -4 Claseprubart Isotype Ravulizumab 1. C3a Formation Assay: Human C3a ELISA specific to C3a-desArg with no cross-reactivity to C3 (N=3) 2. C3b Deposition Assay: Ab-sensitized hRBC triggered by complement-positive sera to deposit C3b on the hRBC surface, measured by flow cytometry (N=3) *Enjaymo (sutimlimab) targets the C1s complement protein, which prevents C3b deposition on red blood cells, thereby stopping hemolysis and improving anemia in patients with cold agglutinin disease (Jager U, et al. Blood 2019;133:893–901) Claseprubart Prevents the Creation of Pro-inflammatory Split Products C3a and C3b vs. Ravulizumab

EMERGE is a global Ph. 3 trial evaluating Q4W and Q2W S.C. claseprubart in AChR+ gMG; top-line data 2H’28 Potential to further enhance best-in-disease differentiation on efficacy and dosing convenience with QMG screening criteria and 300mg/2mL Q4W dosing No ANA screening exclusion criteria or routine ANA testing during RCT or OLE, inclusion criteria of MG-ADL of ≥6 and QMG of ≥10, and 17-week S.C. treatment period per alignment with FDA Highlights Design: Male and female subjects randomized to receive either claseprubart or placebo for 17 weeks Inclusion: ≥18 years old with AChR antibody + gMG, MG-ADL of ≥6 and QMG of ≥10 Dosing: I.V. Loading Dose followed by 300mg/2mL S.C. Q2W or Q4W starting Day 7 No ANA screening exclusion criteria or routine ANA testing during the RCT or OLE Endpoints Primary: MG-ADL change from baseline Secondary / Exploratory: Efficacy (QMG, MSE, MGC, MG-QoL-15r) Screening Period Open-Label Extension Claseprubart 300mg/2mL S.C. Q2W (N=65) Claseprubart 300mg/2mL S.C. Q4W (N=65) Placebo (N=65) 17-Week S.C. Treatment Period Loading Dose Randomization Study design pending regulatory approval.

Achieving this profile could position claseprubart as a potential best-in-disease treatment for gMG Similar or superior MG-ADL to FDA-approved C5 inhibitors with continuous, effective symptom control C1s SAFETY (Enjaymo) C5 OR SUPERIOR EFFICACY (ULTOMIRIS/SOLIRIS/ZILBRYSQ) AUTOINJECTOR CONVENIENCE (DUPIXENT) Comparable safety to FDA-approved C1s & Classical Pathway inhibitor, leaving the lectin and alternative pathways intact Comparable convenience to DUPIXENT with one-click, self-administered SHL-Molly autoinjector Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. Safety and efficacy for claseprubart has not been evaluated in head-to-head comparative clinical studies. Autoinjector for claseprubart administration is anticipated to be SHL Medical’s Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office Targeting >2-point MG-ADL improvement vs. placebo Targeting no Boxed Warning & REMS Targeting single 300mg/2mL self-administered S.C. Q2W or Q4W

Claseprubart: Opportunity to Change the Treatment Paradigm in Chronic Inflammatory Demyelinating Polyneuropathy

The US CIDP market offers substantial growth potential given high unmet need and limitations of current standard of care Opportunity for an active C1s inhibitor with the target profile of claseprubart to replace the standard of care Note: Positioning of claseprubart’s target profile is illustrative. 1. Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts for biologic treated patients, adjusted to account for 27% misdiagnosed. 2. Argenx Vyvgart Hytrulo HCP website. 3. Fierce Pharma, CIDP Pricing. 4. Argenx 4Q 2025 Financial Results, Feb 26, 2026. 5. Based on Dianthus market research and estimates. 6. Based on EvaluatePharma (Jan ‘26), Immunoglobulin – Global Market Analysis, Fortune Business Insights, and Dianthus market research and estimates. Assumes Ig price per patient of ~$150,000 per year and average biologic net price per patient of ~$700,000 per year. Claseprubart target profile >$1B3,4 FcRn >2,000 pts2 I.V., S.C., Oral QW S.C. PFS Rapid [<10s] Q2W S.C. AI CIDP Patients1 Opportunity to Reach More Patients Ig ~19,000 pts Standard of care1 ~40,000 (~5% CAGR) Estimated US biologic and Ig penetration6 ~$16B ~$4B ~$10B ~40K Pts ~45K Pts ~50K Pts Estimated US biologic and Ig sales6 ~22K pts ~31K pts ~35K pts Biologic Treated (Complement + FcRn) Ig Treated Other / Untreated Current US CIDP Market >$8B CIDP Opportunity for Complement in 20355 2025A 2030E 2035E ~6% ~23% ~39% ~31% ~45% ~49%

Survey of US Neurologists supports potential transformative opportunity in CIDP of Neurologists strongly prefer treatment options without a boxed warning or REMS program ~54% Total Neurologists 80 Neuromuscular Specialist 81% Generalist 19% Academic 58% Community based 42% Sample Demographics ~13 years in active clinical practice (post-residency), on average ~90% of professional time spent providing direct patient care, on average ~60 CIDP patients seen in the past 12 months, on average of Neurologists strongly believe patients prefer treatments with more consistent and sustained symptom control ~79% of Neurologists strongly believe there is high unmet need for therapies with greater efficacy ~66% Dianthus 2026 Neurologist CIDP and MMN quantitative survey (n=80, N = 65 Neuromuscular specialists, N = 15 General Neurologists), fielded Q1 Data represents % of Neurologists selecting 7-9 on a 9-pt. agreement scale of Neurologists strongly believe patients prefer therapies that are more convenient and easier to administer ~75% Claseprubart aims to differentiate and effectively address the significant unmet needs in the CIDP market

% of Surveyed Neurologists Who Strongly Believe… Surveyed Neurologists want safer, more effective and convenient treatment options than IVIg for CIDP patients Significant unmet need for effective therapies for patients who don’t respond to IVIg 75% IVIg imposes a high treatment burden due to frequent and time-consuming infusions 59% IVIg boxed warning is concerning due to potential risk of kidney failure or thrombosis 55% Overall, surveyed Neurologists believe ~50% patients on IVIg have partial or no response to treatment Dianthus 2026 Neurologist CIDP and MMN quantitative survey (n=80, N = 65 Neuromuscular specialists, N = 15 General Neurologists), fielded Q1 Data represents % of Neurologists selecting 7-9 on a 9-pt. agreement scale Patients on IVIg commonly report waning efficacy prior to their next dose 56%

Interim Responder Analysis in CAPTIVATE was planned with first 40 patients completing Open-Label Part A Claseprubart 300mg/2mL S.C. Q2W (N=64) Placebo (N=64) Claseprubart 600mg/4mL S.C. Q2W (N=64) Screen PART A: Up to 13-Week Open-Label Claseprubart Only PART B: 52-Week Pbo- controlled RCT CIDP diagnosis confirmed by an Independent CIDP Review Panel (ICRP) Open-Label Extension: 104 Weeks Loading Dose Day 0 Interim Responder Analysis (N=40) Claseprubart 300mg/2mL S.C. Q2W (N= up to 480) Highlights Design: All subjects receive claseprubart in Part A for up to 13 weeks. Only responders randomized to Part B for 52 weeks Inclusion: ≥18 years old with confirmed CIDP, including SoC-Refractory, SoC-Treated or SoC-Naïve Dosing: I.V. Loading Dose followed by 300mg/2mL S.C. Q2W in Part A; followed by 300mg/2mL or 600mg/4mL or placebo in Part B Endpoints Part A: Response as measured as ≥1 point decrease (improvement) in adjusted INCAT score compared to Part A baseline Part B Primary: Efficacy (time to relapse) as measured as ≥1 point increase in adjusted INCAT Responders Randomized 1:1:1 to Part B Enrolling a broad patient population including SoC-refractory patients, in addition to SoC-Treated and SoC-Naïve patients No requirement for IVIg withdrawal and disease worsening, consistent with ongoing FcRn and complement CIDP studies Only responders from Part A randomized into the double-blind, placebo-controlled Part B Single pivotal two-part, randomized withdrawal, double-blind, placebo-controlled trial designed to support BLA in adult patients with CIDP CAPTIVATE Trial: https://clinicaltrials.gov/study/NCT06858579. Early GO decision with less than planned 40 participants completing Part A alongside trial modifications was announced in March 2026

Significant differences between CAPTIVATE and ADHERE Source: Company filings, presentations and clinicaltrials.gov. Ig refers to IVIg and SCIg Data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. ADHERE required discontinuation of IVIg or SCIg and evidence of clinically meaningful deterioration before dosing in Part A Defined as a clinical improvement on the parameters that the participant worsened in during run-in (≥4-point increase in I-RODS and/or ≥8-kPa increase in mean grip strength) or clinical improvement (≥1-point decrease) in INCAT Empasiprubart and riliprubart studies Considerations Efgartigimod (FcRn) S.C. QW Claseprubart (aC1s) 300mg/2mL S.C. Q2W Key Differentiators of CAPTIVATE Ph. 3 Study Populations Evaluating claseprubart in SoC-Refractory CIDP patients, in addition to a broader CIDP patient population including SoC-Treated and SoC-Naïve Require IVIg or SCIg Withdrawal and Relapse Prior to Enrolling in Part A of Study1 YES NO Immediate switch 7 days from last Ig dose to claseprubart; consistent with other ongoing complement CIDP studies3 Study Endpoints / Results Confirmed ECI2 Ph. 3 Stage A results: 66.5% ECI (wk 12) Switching Ig patients to claseprubart 7 days after last dose Aiming for ≥1-point adj. INCAT improvement OVER SoC/Ig in ≥50% of patients in Part A Part A designed to evaluate clinically meaningful improvement over Ig after immediate switch 7 days after last dose SoC-Treated Off Treatment SoC-Treated SoC-Naïve SoC-Refractory ~1/3 of pts did not return to pre-Ig washout baseline

Active C1s inhibition with riliprubart has demonstrated clinical proof-of-concept across broad patient groups Claseprubart is being evaluated with a convenient, low volume dose of 300mg/2mL Q2W Riliprubart Phase 2 at PNS 2024 Based on riliprubart patent filing (Pg 76) Ph. 2 Riliprubart Data in Active C1s in CIDP1 with High Volume, Weekly Dosing of 600mg/4mL2 Data not seen with FcRns Improvement without Ig washout

Claseprubart in vitro affinity and potency Note: Riliprubart is produced using sequence from patent WO2018071676A1 1. Data shown is dissociation constant (KD) and the average of 3 different experiments performed at independent laboratories. 2. Data is quantitative analysis of active C1s protease inhibition of cleaved C4 fragments in the presence of claseprubart or riliprubart. 3. Data shown are the average of 3 experiments conducted for each of the functional assays (CH50 hemolysis, Wieslab and Liposome). CH50 and Wieslab were confirmed at independent laboratories. DNTH103 riliprubart IC90 (nM) 0.47 3.69 C4 cleavage by human active C1s2 Enzymatic assay Functional assays of classical pathway inhibition DNTH103 riliprubart IC90 (µg/mL) 0.45 5.4 Wieslab classical pathway Assay in human serum3 CH50 assay of RBC lysis in human serum3 DNTH103 riliprubart IC90 (µg/mL) 98 668 DNTH103 riliprubart Fold Improvement Binding Affinity to human active C1s (KD)1 KinExa 9pM 75pM ~8X SPR 8pM 35pM ~4X Affinity assays Claseprubart has consistently higher affinity and stronger potency in multiple head-to-head in vitro experiments ~8X more potent at blocking complement cascade ~12X more potent at IC90 ~7X more potent at IC90 DNTH103 riliprubart IC90 (ug/mL) 14.7 39.8 Liposome lysis in human serum3 ~3X more potent at IC90

Announced early GO decision reached with less than 40 planned participants completing Part A in March’26 GO decision reached early after 20 confirmed responders were achieved with less than 40 planned participants completing Part A Independent DSMB reviewed the data to date and confirmed GO decision; no related serious infections, no clinical symptoms of autoimmune activation or DIL, no related SAEs or discontinuations GO decision supports continued development of claseprubart at 300mg/2mL Q2W S.C. in CIDP targeting a potentially best-in-disease biologic profile Safety / Tolerability Update CAPTIVATE Interim Analysis Objective Targeting response rate of 50% or greater (≥20 patients out of first 40 participants in Part A) based on precedent set with aC1s inhibition  GO Decision  CAPTIVATE Interim Analysis data cut off as of March 4, 2026 Drug-Induced Lupus (DIL) is an autoimmune syndrome triggered by specific medications, such as statins, TNF-alpha inhibitors, and ACE inhibitors/beta-blockers. A key distinguishing feature of DIL is its reversibility, as symptoms typically resolve once the offending medication is withdrawn.

75% response rate observed in Interim Responder Analysis from first 40 participants completing Part A of CAPTIVATE Breakdown of First 40 Participants Completing CAPTIVATE Part A 75% Confirmed Responders 12.5% Relapse 12.5% Stable Consistent and clinically meaningful results across multiple efficacy measures from first 30 confirmed responders in Part A Confirmed Responders (N=30) Non-Responders (N=10) INCAT Decrease is improvement mean (SD) -1.6 (0.89) 0.7 (1.06) Grip Strength Increase is improvement mean (SD) 15.9 (12.78) -7.5 (12.19) MRC-SS Increase is improvement mean (SD) 5.1 (3.93) -2.3 (8.82) I-RODS Increase is improvement mean (SD) 8.9 (12.08) -3.0 (10.69) Summary of Change from Baseline at Last Evaluable Visit1 CAPTIVATE per protocol Interim Analysis data from first 40 participants to complete Part A. Non-Responders includes relapses and stable patients. The summaries presented are preliminary. The study remains ongoing and the data are not final. INCAT, Inflammatory Neuropathy Cause and Treatment; MRC-SS, Medical Research Council Sum Score; I-RODS, Inflammatory Rasch-built Overall Disability Scale. 1. Last Evaluable Visit: for confirmed responders signifies last visit prior to randomization in Part B; for stable patients signifies Week 13 visit (completion of Part A); for relapse patients signifies confirmed relapse visit prior to any rescue medication. Generally well tolerated with no related serious infections, no clinical symptoms of DIL, no related SAEs or discontinuations due to safety Safety / Tolerability Update

CAPTIVATE Part A baseline patient group characteristics are similar to precedent aC1s Ph. 2 study1 Broad representation of patients across North America, Europe, and Asia in CAPTIVATE Part A Data from CAPTIVATE and riliprubart Ph. 2 are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Riliprubart Phase 2 at PNS 2024 Includes only first 40 participants who have completed Part A CAPTIVATE Part A2 Baseline Patient Group Characteristics (N=40) ~68% SoC-Treated ~23% SoC-Refractory ~10% SoC- Naïve ~62% SoC-Treated ~23% SoC-Refractory ~15% SoC- Naïve Riliprubart Ph. 21 Baseline Patient Group Characteristics (N=78)

Early responder rates support 300mg/2mL Q2W dose and updates to CAPTIVATE Trial Design Element Original Design Anticipated New Design Claseprubart CAPTIVATE Implications Part A Dose 300mg/2mL S.C. Q2W 300mg/2mL S.C. Q2W No change to Part A dose given results observed to date Study Arms in Part B 300mg/2mL Q2W (N=64) 600mg/4mL Q2W (N=64) Placebo (N=64) Total Part B Patients (N=192) 300mg/2mL Q2W (N=64) Placebo (N=64) Total Part B Patients (N=128) ~1/3 fewer total patients anticipated in Part B and potential faster execution to top-line results Estimated Enrollment in Part A Up to 480 patients, conservative 40% minimum responder rates Up to 256 patients, conservative 50% minimum responder rates Ratio from Part A to Part B changed due to responder rates seen across all patient groups CAPTIVATE Trial: https://clinicaltrials.gov/study/NCT06858579.

PART B: 52-Week Pbo- controlled RCT Revised CAPTIVATE study design going forward Claseprubart 300mg/2mL S.C. Q2W (N=64) Placebo (N=64) Screen PART A: Up to 13-Week Open-Label Claseprubart Only CIDP diagnosis confirmed by an Independent CIDP Review Panel (ICRP) Open-Label Extension: 104 Weeks Loading Dose Day 0 Claseprubart 300mg/2mL S.C. Q2W (N= up to 256) CAPTIVATE Trial: https://clinicaltrials.gov/study/NCT06858579 Highlights Design: All subjects receive claseprubart in Part A for up to 13 weeks. Only responders randomized to Part B for 52 weeks Inclusion: ≥18 years old with confirmed CIDP, including SoC-Refractory, SoC-Treated or SoC-Naïve Dosing: I.V. Loading Dose followed by 300mg/2mL S.C. Q2W in Part A; followed by 300mg/2mL or placebo in Part B No ANA screening exclusion criteria or routine ANA testing during the RCT or OLE Endpoints Part A: Response as measured as ≥1 point decrease (improvement) in adjusted INCAT score compared to Part A baseline Part B Primary: Efficacy (time to relapse) as measured as ≥1 point increase in adjusted INCAT Responders Randomized 1:1 to Part B Part B top-line guidance expected by YE’26 Part A N= up to 256 Part B N=128 Ratio of Part A to Part B changed from a conservative 40% to a conservative 50%

Achieving this target profile could position claseprubart as a potential blockbuster treatment for CIDP Improvement over SoC (i.e. Ig) with continuous, effective symptom control C1s SAFETY (Enjaymo) EFFICACY (IVIg/SCIg) AUTOINJECTOR CONVENIENCE (DUPIXENT) Comparable safety to FDA-approved C1s & Classical Pathway inhibitor, leaving the lectin and alternative pathways intact Most convenient therapy with self-administered SHL-Molly autoinjector Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. Safety and efficacy for claseprubart has not been evaluated in head-to-head comparative clinical studies. Autoinjector for claseprubart administration is anticipated to be SHL Medical’s Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office Targeting Best-in-Disease Efficacy Targeting no Boxed Warning & REMS Targeting single 300mg/2mL self-administered S.C. Q2W

Claseprubart: Opportunity to be Best-in-Disease in Multifocal Motor Neuropathy

The US MMN market is a growing blockbuster market opportunity for claseprubart Opportunity for the target profile of claseprubart to become the new standard of care in MMN Note: Positioning of claseprubart’s target profile is illustrative. 1. 2024 patients projected from 2023 count due to unreliable 2024 data from the Change Healthcare cyber-attack. 2. Komodo claims data 2013-2025, adjusted to account for 70% capture of real-world patient counts. 3. Dianthus market research and estimates. 4. Based on EvaluatePharma (Jan ‘26), Immunoglobulin – Global Market Analysis, Fortune Business Insights, and Dianthus market research and estimates. Assumes Ig price per patient of ~$150,000 per year and average biologic net price per patient of ~$700,000 per year. I.V. , S.C., Oral Rapid [<10s] Q2W S.C. AI MMN Patients1,2 Ig ~3,500 pts Standard of care2 ~10,000 (~11% CAGR) Current US MMN Market Claseprubart target profile Opportunity to Reach More Patients ~$4B MMN Opportunity for Complement in 20353 Estimated US complement and Ig penetration4 ~$5B <$1B ~$2B ~10K Pts ~13K Pts ~17K Pts Estimated US complement and Ig sales4 ~4K pts ~7K pts ~11K pts Complement Treated Ig Treated Other / Untreated 2025A 2030E 2035E ~44% ~41% ~33% ~32% ~9%

Survey of US Neurologists supports MMN underdiagnosis and large unmet need Claseprubart aims to offer a uniquely effective, safe, convenient classical pathway inhibitor of Neurologists strongly believe there is a high unmet need for therapies with a more favorable dosing schedule ~63% of Neurologists strongly believe that MMN is an underdiagnosed condition ~81% of Neurologists strongly believe that treatment options without boxed warnings or REMS are preferred ~68% of Neurologists strongly believe there is a high unmet need for therapies with meaningful clinical improvement ~73% Total Neurologists 80 Neuromuscular Specialist 81% Generalist 19% Academic 58% Community based 42% Sample Demographics ~13 years in active clinical practice (post-residency), on average ~90% of professional time spent providing direct patient care, on average ~25 MMN patients seen in the past 12 months (median) Dianthus 2026 Neurologist CIDP and MMN quantitative survey (n=80, N = 65 Neuromuscular specialists, N = 15 General Neurologists), fielded Q1 Data represents % of Neurologists selecting 7-9 on a 9-pt. agreement scale

% of Surveyed Neurologists Who Strongly Believe… Despite SoC, 1/3 of patients remain refractory and face risk of clinical deterioration Patients on IVIg often report residual or unaddressed symptoms 58% 51% Clinical efficacy of IVIg remains is incomplete, inconsistent, and/or short-lived 51% Over half of surveyed US Neurologists agree IVIg is a suboptimal treatment option for MMN patients The lack of satisfaction with IVIg efficacy in MMN presents a significant opportunity for claseprubart Dianthus 2026 Neurologist CIDP and MMN quantitative survey (n=80, N = 65 Neuromuscular specialists, N = 15 General Neurologists), fielded Q1 Data represents % of Neurologists selecting 7-9 on a 9-pt. agreement scale Current label warnings/risks for IVIg are important in their treatment decisions 55%

Classical Pathway inhibition has demonstrated PoC in MMN Phase 2 MoMeNtum trial of claseprubart, a potent & selective Classical Pathway inhibitor, is ongoing in MMN “We hypothesize that targeting the classical complement pathway is a potential therapeutic approach in MMN. We investigated the interaction of circulating anti-GM1 IgM from patients with MMN with complement in detail using iPSC-derived MNs. In this disease model for MMN, we evaluated the effects of ARGX-117, a novel monoclonal antibody that inhibits complement factor C2.” - Neurol Neuroimmunol Neuroinflamm. 2022 Jan; 9(1): e1107 Empasiprubart (an inhibitor of both the Classical and Lectin Pathways) Ph. 2 Data Demonstrating Efficacy Signals1 https://argenx.com/content/dam/argenx-corp/events-presentations/argenx_RnD_Day_2024_Slides.pdf

Claseprubart demonstrates superior classical pathway potency vs. empasiprubart Claseprubart Demonstrates Superior Classical Pathway Potency Head-to-head vs. Empasiprubart Using Same Assay claseprubart empasiprubart IC50 (µg/mL) 3.8 ± 0.8 22.1 ± 5.7 IC90 (µg/mL) 9.9 ± 2.5 375 ± 266 Empasiprubart Published Classical Pathway Potency Data Using the Quidel MicroVue CH501 ~6X more potent at IC50 Claseprubart and empasiprubart are investigational agents that are not approved as therapies for MMN or any indication in any jurisdiction worldwide. Head-to-head data shown are the average of 3 experiments conducted for claseprubart and 8 experiments conducted for empasiprubart. Empasiprubart in the head-to-head experiment is produced using the sequence published in the IMGT database (DB card 12277). EC50 and IC50 can be considered as interchangeable for this analysis Journal of Allergy and Clinical Immunology, Volume 147, Issue 4, 1420 - 1429.e7   “ARGX-117 potently inhibited CP and LP (half-maximal effective concentration [EC50] = 30.5 ± 4.5 and 93.4 ± 10.4 μg/mL, respectively) in a concentration-dependent manner” – Journal of Allergy and Clinical Immunology ~38X more potent at IC90

Phase 2 MoMeNtum top-line data in MMN anticipated Q4’26 A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of claseprubart administered S.C. following initial loading dose Top-line data expected in Q4’26 MoMeNtum Trial: https://clinicaltrials.gov/study/NCT06537999 Highlights Design: 36 participants randomized to receive either claseprubart or placebo for 17 weeks Inclusion: ≥18 years old with MMN who are immunoglobulin responsive and dependent Dosing: I.V. Loading Dose followed by 300mg/2mL or 600mg/4mL S.C. Q2W starting Day 7 No ANA screening exclusion criteria or routine ANA testing during the RCT or OLE Endpoints Primary: Safety Secondary: Efficacy (time to IVIg retreatment, time to relapse, grip strength and other muscle strength and motor function measurements) Screen & Ig Monitoring Day 0 Open-Label Extension: 52 Weeks Claseprubart 300mg/2mL S.C. Q2W (N=12) Claseprubart 600mg/4mL S.C. Q2W (N=12) Placebo (N=12) Collect data for safety, PK, PD, time to IVIg retreatment, time to relapse, grip strength and other muscle strength and motor function measurements Loading Dose 1 Week Wait Before Randomization 17-Week S.C. Treatment Period

Key differences between ARDA and MoMeNtum trials make cross-trial comparisons challenging Considerations Empasiprubart (C2) ARDA Trial Claseprubart (aC1s) MoMeNtum Trial Key Differentiators of MoMeNtum Study Size & Treatment Duration Placebo N = 18 10mg/kg Q2W IV, N = 18 5mg/kg Q4W IV, N = 18 Length of Trial = 16 weeks Placebo N = 12 300mg/2mL S.C., N = 12 600mg/4mL S.C., N = 12 Length of Trial = 17 weeks Small study designed to demonstrate PoC and support initiation of Ph. 3 as quickly as possible. Aims to show consistent trends in key efficacy measures. Not powered for statistical significance on any efficacy endpoints Allowed IVIG Rescue Treatment Upon Patient Request YES NO MoMeNtum trial only allows IVIG rescue if participant experienced clinical deterioration defined by MRC10 ≥2 points or GS decrease >30% Note: Empasiprubart maintenance dosing from clinicaltrials.gov Source: Company filings, presentations and clinicaltrials.gov.

Considerations Empasiprubart (C2)* Claseprubart (active C1s)* Key Differentiators of Claseprubart MMN is an IgM and classical pathway driven disease1 Published classical pathway3 EC50 = 30.5 ±4.5 µg/mL using Quidel MicroVue CH50 Claseprubart has demonstrated potent inhibition of classical pathway in multiple assays ~6x more potent than empasiprubart on IC50 in head-to-head in-vitro experiment using Quidel MicroVue CH50 Lectin pathway inhibition not required for efficacy in MMN Published lectin pathway3 inhibition of EC50 = 93.4 ±10.4 µg/mL Does not inhibit lectin pathway Claseprubart preserves key bacterial killing role of lectin pathway2 Patients prefer convenient therapies I.V. Q4W Targeting Q2W self-administration via 300mg/2mL S.C. autoinjector More convenient by targeting infrequent, low volume, self-administered S.C. autoinjector Claseprubart has the potential to address the unmet need in the MMN market with its unique target product profile Claseprubart has the potential to be the best-in-disease biologic treatment given its unique combination of classical pathway potency, preservation of the lectin pathway, convenience and potential for no boxed warning * Claseprubart and empasiprubart are investigational agents that are not approved as therapies for MMN or any indication in any jurisdiction worldwide. EC50 and IC50 can be considered as interchangeable for this analysis Budding et al., (2021). Neurol Neuroimmunol Neuroinflamm.9(1):e1107; Vlam et al., (2015). Neurol Neuroimmunol Neuroinflamm. 2015;2(4):e119; 2. Ali et al., (2012). PLoS Pathog 8(7):e1002793 3. Journal of Allergy and Clinical Immunology, Volume 147, Issue 4, 1420 - 1429.e7.

Achieving this target profile could position claseprubart as a potential blockbuster treatment for MMN Improvement over SoC (i.e., Ig) with continuous, effective symptom control C1s SAFETY (Enjaymo) EFFICACY (IVIg/SCIg) AUTOINJECTOR CONVENIENCE (DUPIXENT) Comparable safety to FDA-approved C1s & Classical Pathway inhibitor, leaving the lectin and alternative pathways intact Most convenient therapy with self-administered SHL-Molly autoinjector Targeting Best-in-Disease Efficacy Targeting no Boxed Warning & REMS Targeting single 300mg/2mL self-administered S.C. Q2W Claseprubart is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. Safety and efficacy for claseprubart has not been evaluated in head-to-head comparative clinical studies. Autoinjector for claseprubart administration is anticipated to be SHL Medical’s Molly technology, patented or patent pending in the US, China, India, Japan, Korea, Taiwan and at the European Patent Office

DNTH212: Potential Best-in-Disease Bispecific Fusion Protein for Multiple Autoimmune Indications

Inhibiting BDCA2 reduces Type 1 interferon production from plasmacytoid dendritic cells (pDCs) Single CRD2 domain of TACI designed to deliver robust B cell modulation via BAFF/APRIL inhibition DNTH212 targets both the innate and adaptive immune systems with complementary disease modifying mechanisms enabling potential best-in-class efficacy DNTH212 is a bifunctional BDCA2 and BAFF/APRIL inhibitor targeting two validated pathways Anti-BDCA2 Antibody Potent inhibition of Type 1 interferon TACI-CRD2 Domain Potent reduction of Ig levels via BAFF/APRIL inhibition Afucosylated Bifunctional Ab Enhanced ADCC on target cells leads to pDC depletion YTE Mutation on Fc Extended half-life DNTH212 Humanized monoclonal antibody targeting BDCA2 fused with TACI-CRD2

Potential to drive superior clinical efficacy by targeting both the innate and adaptive immune systems Panda SK, et al., Plasmacytoid dendritic cells in autoimmunity. Curr Opin Immunol. 2017 Feb;44:20-25. Minaga K, et al., Plasmacytoid Dendritic Cells as a New Therapeutic Target for Autoimmune. Front Immunol. 2021 Jul 23;12:713779 Bifunctional approach addressing autoimmune diseases where both Type 1 interferon and B Cells are implicated has strong mechanistic rationale for potential best-in-class efficacy Adaptive Immune System: B Cells Generate autoantibodies, forming immune complexes that trigger inflammation and tissue damage Inhibiting BAFF/APRIL has been shown effective in multiple autoimmune diseases Innate Immune System: Plasmacytoid Dendritic Cells (pDCs) Key cell type producing Type 1 interferon Type 1 interferon inhibition has been shown effective in multiple autoimmune diseases DNTH212 Systemic inflammation DNTH212 Systemic inflammation Expression BDCA2 ITAM pathway pDC Type 1 IFNs BAFF TACI IgM APRIL IgG IgA B cell NK cells TLR7/9 Autoantigen Plasma cell Type 1 IFNs Autoantibody immune complexes

DNTH212 achieves superior pDC depletion compared to litifilimab in vitro Comparable Suppression of Pro-Inflammatory Cytokine IFN-α1 Deeper Depletion of pDC2 Method: Human PBMCs from a healthy donor were co-cultured with a TLR9 agonist and serially diluted antibodies for 24 hours. IFN-α release in the supernatant was measured using an HTRF kit Method: Human PBMCs from a healthy donor were co-cultured with serially diluted antibodies for 24 hours. pDC counts were assessed via flow cytometry pDC depletion removes a key cell type involved in Type 1 interferon production and activation of other immune cells which contribute to disease

DNTH212 shows superior inhibition of IgM, IgA, and IgG compared to povetacicept following single dose in NHPs S.C. DNTH212 IV povetacicept and telitacicept1 Note: These data are derived from different studies at different points in time, with differences in methodology, design and populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials of DNTH212 and other agents have been conducted Arthritis Rheumatol.2023 Jul;75(7):1187-1202. Note: WT TACI (13-118) Fc:Telitacicept IgM IgA IgG Deeper Ig reductions have potential to drive superior clinical efficacy while maintaining at least Q4W dosing Maximal Ig Inhibition DNTH212 10mg/kg Povetacicept1 9mg/kg IgM 76% ~60% IgA 66% ~50% IgG 38% ~30% Telitacicept (9mg/kg IV) Vehicle Control Povetacicept (9mg/kg IV) Nadir ~27 days ~60% ~50% ~30% IgM IgA IgG DNTH212 (1mg/kg S.C.) DNTH212 (10mg/kg S.C.) Nadir ~43 days

Priority indications with high unmet need and dual involvement of both innate and adaptive immune systems DNTH212 Priority Rheumatology Indications Sjögren’s disease (SjD) ~350,000 U.S. patients Systemic lupus erythematosus (SLE) ~225,000 U.S. patients Dermatomyositis (DM) ~50,000 U.S. patients Building a beachhead in rheumatology with clear clinical development and commercial synergies across priority indications Prioritization Considerations Clinical evidence or biological rationale of both interferon / pDC and B-cell involvement Potential for improved efficacy from dual-mechanism approach High unmet need with current SoC and future treatments Well-established development pathways Estimated U.S. patients per Dianthus meta-analysis and estimates Targeting both innate and adaptive immune systems simultaneously may offer potential for meaningful differentiation

SLE: Strong BDCA2 and BAFF / APRIL validation with a proven development path support DNTH212 opportunity BDCA2/Type 1 IFN (Innate) BAFF/APRIL (Adaptive) DNTH212 Target Opportunity ~225K U.S. Patients Supportive Evidence SLE is a systemic autoimmune disease affecting multiple organs such as the kidneys, skin, and joints and may lead to significant or life-threatening end-organ damage Disease Overview Saphnelo approved Litifilimab Ph. 2 data Proven skin and joint efficacy Benlysta approved Telitacicept Ph. 3 data (CN) (BAFF/APRIL) Multi-organ responses (i.e., joints and kidney) Potential to more effectively address multiple disease manifestations with lower corticosteroid burden Source: Company filings, presentations and clinicaltrials.gov Estimated U.S. patients per Dianthus meta-analysis and estimates ClearView analysis Mechanism Strength

Utilized concurrently with steroids SLE: Potential for dual mechanism to address key unmet needs despite approved treatments Litfilimab Ph. 2 data1 and multiple approvals (Saphnelo, Benlysta) support dual-mechanism approach in SLE Biogen Lupus Virtual Investor Seminar (2025) Lupus Sci Med. 2025 Dec 23;12(2):e001766 SLE is a heterogenous disease - potential for dual-mechanism approach to impact multiple organs vs. single mechanism alone ~45% of SLE patients categorized as moderate-to-severe2 Significant Unmet Need Potential to more effectively address multiple disease manifestations with lower corticosteroid burden DNTH212 Target Opportunity

BDCA2/Type 1 IFN (Innate) BAFF/APRIL (Adaptive) SjD: High unmet need for a single therapy that can address multiple disease manifestations Supportive Evidence Sjögren’s destroys mucosal exocrine glands causing extreme dry eyes and mouth (sicca) and leads to debilitating systemic symptoms such as fatigue and joint pain Evidence for glandular pDC infiltration Potential for improved patient reported outcomes, including systemic disease manifestations Telitacicept Ph. 3 data (CN) (BAFF/APRIL) Ianalumab Ph. 3 data (BAFF) Proven impact on primary endpoint (i.e., ESSDAI) Disease Overview DNTH212 Target Opportunity ~350K U.S. Patients More effectively address multiple disease manifestations including dry eye, dry mouth and other systemic symptoms (i.e. pain, fatigue) Source: Company filings, presentations and clinicaltrials.gov Estimated U.S. patients per Dianthus meta-analysis and estimates ClearView analysis Mechanism Strength

SjD: Potential for increased efficacy from dual-mechanism approach vs. targeting BAFF receptor only Fatigue, pain and cognitive dysfunction are significant drivers of patient disability2 70% increased mortality compared with the general population due to infections, cancer and cardiovascular diseases2 Significant Unmet Need Ianalumab Ph. 31 highlights potential for B-cell approaches to lower ESSDAI “Additional secondary endpoints showed a trend towards improvement in both studies” – Ianalumab ACR 20251 Ianalumab ACR 2025 abstract Pagnoni et al. J Rheum 2026, 53(2) Modest 1.3-point reduction at week 48 leaves room for additional improvement More effectively address multiple disease manifestations including dry eye, dry mouth and other systemic symptoms (i.e., pain, fatigue) DNTH212 Target Opportunity

BDCA2/Type 1 IFN (Innate) BAFF/APRIL (Adaptive) DM: High unmet need for a single therapy that can more effectively address the disease Supportive Evidence DM causes progressive muscle weakness, painful rash, pruritus and interstitial lung disease; limited therapeutic options beyond corticosteroids (i.e. IVIg) Dazukibart (IFN-β) Ph. 2 data Positive Saphnelo case reports Improvement in skin symptoms and TIS (Total Improvement Score) IVIg approved, Vyvgart Ph. 2 Benlysta small studies / case reports Clear evidence of antibody driven pathology and improvement in TIS Disease Overview DNTH212 Target Opportunity ~50K U.S. Patients More effectively address the disease and prevent damage over its course with lower corticosteroid burden Source: Company filings, presentations and clinicaltrials.gov Estimated U.S. patients per Dianthus meta-analysis and estimates ClearView analysis Dazukibart binds and neutralizes IFN-β. Saphnelo is a Type 1 receptor antagonist Mechanism Strength

DM: Dual-mechanism approach may more effectively address the disease Dazukibart Ph. 2 data1 and IVIg2 lays foundation for multi-organ efficacy in DM Dazukibart Phase 2 publication Trial of Intravenous Immune Globulin in Dermatomyositis Christopher-Stine; BMC Rheumatology 2025 George et al. RMD Open 2026 Muscle weakness, fatigue and pain remain leading causes of morbidity3 Limited therapeutic treatment options Majority of patients are managed with systemic steroids, which can carry long-term safety concerns4 Significant Unmet Need “This study showed that IFNβ is an important mediator of disease activity in skin-predominant dermatomyositis” - Lancet 2025; 405; 137–46 Check if 1 dose IVIg IIT 48.4 21.6 Weeks Dazukibart Ph. 2 More effectively address the disease and prevent damage over its course with lower corticosteroid burden DNTH212 Target Opportunity

Ph. 1 study initiated in China in Dec. ’25 with top-line Part A HV results anticipated in 2H’26 5mg N = 2:0 S.C. Administration Healthy Volunteers (Part A) ~46 HVs enrolled into seven cohorts: Treated (N= up to 6) Placebo (N= up to 2) ~30 patients enrolled into three cohorts: Treated (N= up to 10) Healthy Volunteers (Part A) SLE Patients (Part B) Safety, PK, and PD as well as other biomarkers and preliminary efficacy Key Parameters Phase 1 trial designed to evaluate safety, tolerability and PK/PD  S.C. Administration SLE Patients (Part B) 20mg N = 3:1 60mg N = 6:2 180mg N = 6:2 360mg N = 6:2 720mg N = 6:2 1080mg N = 6:2 Dose 1 N = 10 Dose 2 N = 10 Dose 3 N = 10

DNTH212 TPP aims to deliver superior efficacy in a safe and well-tolerated therapy with patient friendly convenience Achieving the TPP could position DNTH212 as a first-line biologic across a range of indications Bifunctional approach has potential for superior efficacy in various disease states versus only targeting innate or adaptive immune system SAFETY EFFICACY CONVENIENCE Inhibiting Type 1 interferon or BAFF/APRIL has been generally safe and well tolerated Targeting patient friendly S.C. self-administration with Q4W or less frequent dosing

Achieving DNTH212 TPP could position DNTH212 as a first-line, best-in-disease therapy across multiple indications Type 1 interferon and BAFF/APRIL are known drivers of autoimmune disease Potential S.C. self-administration Q4W or less frequent Targeting innate and adaptive immune systems has potential for superior efficacy Inhibiting Type 1 interferon or BAFF/APRIL has been generally safe and well tolerated Broad opportunity across multiple diseases where Type 1 interferon and B-cells are implicated Composition of matter patent expected to expire no earlier than 2044 Patient-friendly Convenience Superior Efficacy Clinically Validated MoA Favorable Safety Potential Pipeline-in-a-Product Robust IP Protection DNTH212 is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide

Recap of Dianthus Leadership in Severe Autoimmune Diseases

Claseprubart: Foundation in Neurology Establishing our vision as the leading autoimmune focused biotech through potential best-in-disease innovation DNTH212: Expansion into Rheumatology Continued Expansion Ph. 3 gMG Ph. 3 CIDP Ph. 2 MMN Leverage Core Competencies to Expand Leadership Across Severe Autoimmune SjD SLE DM U.S. Prevalence: ~625K U.S. Prevalence: ~150K Estimated U.S. patients per Dianthus meta-analysis and estimates

Advancing a leading autoimmune-focused biotech with two clinical stage programs Program Indication Ph. 1 Ph. 2 Ph. 3 Upcoming Milestones Claseprubart aC1s gMG* >100,000 U.S. Patients Initiation of Ph. 3 study expected in mid-26 Ph. 3 top-line data expected in 2H’28 CIDP >40,000 U.S. Patients Part B top-line guidance expected by YE’26 Peer Milestone: riliprubart Ph. 3 VITALIZE (H2H vs. IVIg) data expected in 20273 MMN >10,000 U.S. Patients Ph. 2 top-line data expected in Q4’26 Peer Milestone: empasiprubart Ph. 3 data expected in Q4’264 DNTH212 BDCA2 and BAFF/APRIL SjD, SLE, DM ~625,000 U.S. Patients (Combined) Ph. 1 HV top-line data expected in 2H’26 Healthy volunteers (Part A) SLE patients (Part B) Strong balance sheet with ~$1.2B1 of cash & runway expected into 2030 ~56.0M shares outstanding2 * FDA Orphan Drug Designation received in May 2026 for claseprubart in Myasthenia Gravis Cash includes cash, cash equivalents and investments as of 3/31/26 Pro forma shares includes 54.7M shares outstanding as of May 1, 2026 and assumes the exercise of all outstanding pre-funded warrants Based on Sanofi Q1’26 financial results presentation Based on publicly available information: https://argenx.com/news/2026/press-release-3289577

Appendix

C1q lgG antibody Cell Surface C1s is a clinically validated target in the classical complement pathway with an FDA approved therapy The C1 complex The initial component of the classical complement pathway consisting of C1q, C1r and C1s 3 2 2 3 Active C1s A serine protease that executes catalytic function of the C1 complex, leading to MAC formation C1s is the only target of the C1 complex with an FDA approved therapy Enjaymo, FDA approved in 2022 for CAD, is a C1s inhibitor but is not selective to the active form and dosed I.V. at 6,500-7,500mg every two weeks Enjaymo information sourced from prescribing information 1 Classical pathway The only pathway activated by the presence of IgG and IgM, which bind to the C1 complex 1 Active C1s inhibition has demonstrated clinical benefit in MG and CIDP Claseprubart MaGic and CAPTIVATE results provide clinical PoC for aC1s in neuromuscular diseases

Membrane Attack Complex (MAC) Selectively targeting classical pathway aims to provide effective but safer complement inhibitor Targeting aC1s aims to deliver efficacy demonstrated with terminal inhibitors while preserving the critical immune activity of lectin and alternative pathways, leading to a lower risk of infection and no FDA boxed warning/REMS Downstream complement inhibitors carry the risk of serious bacterial infections resulting in FDA Boxed Warnings Lectin pathway Mannan or pathogen surface Alternative pathway Pathogen surface C3 Convertase Shared terminal pathway (C5) Classical pathway Antibody-antigen complex Active form selectively inhibited by claseprubart C1q, C1r, C1s gMG, MMN and CIDP are indications driven by autoantibodies that activate the complement system

Unlike C5 inhibitors, ENJAYMO® has no FDA boxed warning and REMS, or prophylactic antibiotic requirement prior to vaccination Source: ULTOMIRIS prescribing information & ENJAYMO prescribing information Boxed Warning and REMS Antibiotic Prophylaxis Required if not Fully Vaccinated No Boxed Warning or REMS No Antibiotic Prophylaxis Required C5 inhibitor C1s inhibitor

Claseprubart in vitro study indicates lower risk of Neisseria meningitidis infections Anti-capsular antibody (Anti -Nm) mimics N. meningitidis vaccination 0 50 100 150 % Bacterial Survival Serum +Anti - Nm 0.3 uM 1.0 uM DNTH103 Anti - C5 No treatment Results further validate the potential differentiated safety profile for DNTH103 as a selective classical pathway inhibitor consistent with ENJAYMO, an approved C1s inhibitor without an FDA Boxed Warning or REMS Protection against infection is a critical function of the complement pathway DNTH103 selectively inhibits the classical pathway, leaving the alternative and lectin-activated defense pathways intact An in vitro assay measured antibody-dependent complement-mediated killing of N. meningitidis in the presence of DNTH103 and anti-C5 (ravulizumab*) In this assay, DNTH103 maintained bacterial killing, potentially leading to a decreased risk of infection vs. C5 inhibitors *Engineered using patent sequence

Indicates VYVGART® dose administered Source: VYVGART® prescribing information and ULTOMIRIS® prescribing information 1. Pane et al. A real-life experience with eculizumab and efgartigimod in generalized myasthenia gravis patients. J Neurol 271, 6209–6219 (2024) Claseprubart aims to provide consistent symptom control with convenient Q2W S.C. dosing Chronic diseases like MG benefit from consistent treatment and symptom control When patients are required to take a drug holiday on FcRns, MG-ADL scores immediately begin to rebound as patients self-report symptoms and disease worsening Real-world evidence1 suggests sustained inhibition / treatment with complement is better over time ULTOMIRIS®: Complement Inhibition Provides Consistent MG-ADL Symptom Control VYVGART®: Cyclic Dosing Leads to MG-ADL Rebound Mean change (+/-SE) MG-ADL rebound -5 -4 -3 -2 -1 0 0 1 2 3 4 5 6 7 8 10 VYVGART Placebo Placebo ULTOMIRIS 18 12 10 4 2 1 0 -5 -4 -3 -2 -1 0 26 MG-ADL MAINTAINED Change from baseline in MG-ADL total score Week Week

Patients on eculizumab showed a greater reduction in MG-ADL over time than those on efgartigimod Eculizumab showed statistically significant, deeper QMG reduction and higher responder rate than efgartigimod Eculizumab patients had a statistically significant greater reduction in rate of clinical events (deteriorations, crisis or hospitalization) than efgartigimod Patients on efgartigimod were more likely to suspend treatment (p = 0.015 for AChR+ patients) with the “main reason for discontinuation was MG deterioration” Eculizumab patients also had a statistically significant greater reduction in steroid dose coming from a higher baseline dose vs. efgartigimod patients, but reaching a numerically lower dose during the treatment period Real-world Evidence Indicates Sustained MG-ADL Reductions for Complement Inhibitors vs. FcRns, Among Other Clinical Benefits Real-world evidence demonstrates clinical advantages for complement vs. FcRns Source: Pane et al., J Neurol 271, 6209–6219 (2024)

Claseprubart improves neurotransmission and muscle contraction in an AChR+ MG model Results provide further scientific rationale for DNTH103 in gMG Serum from MG patients used in a validated in vitro MG model1,2,3 Assessed improvement in neurotransmission and muscle contraction of ravulizumab* and DNTH103, as measured by decrease in muscle contraction fatigue Results confirm DNTH103 improved neurotransmission and muscle contraction 1. Smith et al., Front Cell Dev Biol. 2021;9:745897; 2. Vila et al., Expert Opin Drug Discov. 2020;15(3):307-317; 3. Vila et al., Theranostics. 2019;9(5):1232-1246. * Engineered using patent sequence AChR+ MG Patient Sera

Claseprubart restores neuronal conduction velocity in an in vitro CIDP model Results provide further scientific rationale for DNTH103 in CIDP Serum from 3 CIDP patients was evaluated in a , commercially available in vitro CIDP model1 Assessed improvement in neuronal conduction velocity of two doses of DNTH103 as compared to baseline conduction velocity determined in sera from healthy volunteers (N=3) Results confirm DNTH103 completely restored conduction velocity across the axons of human motor neurons in the presence of autoantibodies from CIDP patient sera Rumsey et al., Adv. Therap., 2022, 5(6): 2200030 Results for DNTH103 (1uM) include data from multiple conduction velocity recordings that exceed 1.0. For the purposes of this illustration, results are shown up to the baseline value. 2

SAD 1 (1 mg/kg) SAD 3 (30 mg/kg) SAD 2 (10 mg/kg) MAD 1 Q2W (300mg/2mL) MAD 2 Q2W (600mg/4mL mg) SAD 1 (300mg/2mL) SAD 2 (600mg/4mL) I.V. Administration S.C. Administration S.C. Administration SAD MAD Claseprubart Phase 1 healthy volunteer study was designed to validate extended half-life, potency and safety 44 HVs enrolled into six cohorts: Placebo (N= up to 2) Treated (N= up to 6) 16 HVs enrolled into two cohorts: Placebo (N= up to 2) Treated (N= up to 6) SAD MAD Safety, PK, and PD measured by percent classical pathway inhibition quantified in each cohort Key Parameters 60 healthy volunteers completed dosing as of December 2023 across these eight cohorts SAD 4 (50 mg/kg)

Claseprubart has demonstrated deep and sustained complement inhibition in healthy volunteers Claseprubart demonstrated a ~60-day half-life and IC90 of 87 µg/mL I.V. SAD: Linear PK with Exposure Proportional Across Doses S.C. MAD: Strong Accumulation with Q2W Dosing PK/PD: Analysis Demonstrates IC90 of 87 µg/mL Data comprised of 60 HVs from 8 cohorts

15mg/kg I.V. on Day 0 300mg S.C. Q2W starting Day 7 Phase 1 data estimated IC90 at ~87 µg/mL, leading to target dose of 300mg/2mL in Ph. 2 to achieve steady state >IC90 ~60-day half-life IC90 calculated at 87 µg/mL Ph. 1 Data Confirms Simulation using data from 60 healthy volunteers dosed across multiple cohorts demonstrates 300mg/2ml Q2W achieves steady state above target inhibition of IC90 at 87 µg/mL IC90 – 87 µg/mL Day 0: 15mg/kg I.V. Starting Day 7: 300mg S.C. Q2W Dosing Modeled

Claseprubart was generally well tolerated, with a favorable safety profile in Phase 1 No standard safety lab findings (hematology, chemistry, coagulation LFTS and renal function) No serious adverse events No infection adverse event signal and no infections related to encapsulated bacteria Five participants experienced mild/moderate Treatment Related AEs Two participants (one in each 300mg/2mL and 600mg/4mL S.C. MAD cohorts) had a mild or moderate injection site reactions (ISRs); no intervention was required and both participants completed treatment One participant experienced several non-specific AEs during infusion; infusion was paused for 8 minutes and restarted at the same rate without sequelae Two participants in 50mg/kg SAD I.V.1 cohort became ANA2 positive at Day 57; both participants had no evidence of SLE and both tested negative for dsDNA3 One participant in 600mg/4mL S.C. SAD reported vomiting on Day 1, which resolved on same day Highest dose used in Phase 2 trial was single I.V. loading dose of 20mg/kg Non-specific indicator of autoimmune disease present in up to 25% of healthy individuals: https://www.labcorp.com/assets-media/2785 Anti-double-stranded deoxyribonucleic acid antibodies are highly specific markers of systemic lupus erythematosus or SLE.

C3a and C3b Are Elevated in AChR+ gMG – Both Cause Inflammatory Damage1,2 C3a C3b Anaphylotoxin2,3 Initiates mast cell degranulation4 Promotes neutrophil-mediated acute phase reactions5 driven by pro-inflammatory cytokines6 – particularly IL-6 in gMG7 Has the potential to directly act on NMJ via smooth muscle contraction and endothelial permeability8 Opsonin3 Forms part of an amplification loop that perpetuates a cycle of complement activation3 Facilitates integrin-mediated phagocytois3 Pro-inflammatory split products C3a and C3b have potential negative effects on NMJ pathology beyond MAC in gMG C1q, C1r, C1s Membrane Attack Complex (MAC) Lectin pathway Mannan or pathogen surface Autoantibodies activate the classical pathway of complement system in AChR+ gMG patients Alternative pathway Pathogen surface C3 Convertase Classical pathway Antibody-antigen complex C3 C3b C3a C3a and C3b are created as part of the complement cascade1,2 Shared terminal pathway (C5) C5 inhibitors act downstream from C3 Active C1s inhibitor claseprubart acts upstream from C3 Ab, antibody; gMG, generalized myasthenia gravis; IL, interleukin; MAC, membrane attack complex; NMJ, neuromuscular junction 1. Stascheit F, et al. Eur J Neurol 2023;30:1409–16; 2. Iacomino N, et al. Biomedicines 2022;10; 3. Watanabe-Kusunoki K, Anders HJ. J Autoimmun 2024;145:103216; 4. Nilsson G, et al. J Immunol 1996;157:1693–8; 5. Riaz B, Sohn S. Cells 2023;12; 6. Wang Y, et al. J Neurol 2025;272:489; 7. Uzawa A, et al. J Neuroimmunol 2021;358:577634; 8. Drouin SM, et al. J Immunol 2001;166:2025–32; 2015;2:e119

Classical pathway / aC1s inhibition has the potential to change the CIDP landscape aC1s inhibitors enroll a broad patient population including SOC-refractory patients ≥1-point aINCAT improvement used as efficacy measure in ongoing studies No requirement for disease worsening in ongoing complement trials Ig Withdrawal Required Prior to Entering Study1 Ph. 3 Study Populations Study Endpoints / Results FcRns are not being evaluated H2H vs. IVIG FcRn Efgartigimod S.C. QW YES Confirmed ECI2 Ph. 3 Stage A results: 66.5% ECI (wk 12) ~1/3 pts did not return to pre-Ig washout baseline SoC-Treated Off Treatment Complement Inhibitors Empasiprubart (C2) I.V. Q4W Riliprubart (aC1s) 600mg/4mL S.C. QW Claseprubart (aC1s) 300mg/2mL S.C. Q2W ≥1-point aINCAT improvement Ph. 2 PoC response rates: SOC-Treated: 52% SOC-Refractory: 50% SoC Refractory H2H vs IVIG Treated Switching Ig patients to claseprubart 7 days after last dose Aiming for ≥1-point aINCAT improvement OVER SoC/Ig in ≥50% of patients in Part A SoC-Treated SoC-Refractory SoC-Naïve NO ≥1-point aINCAT improvement H2H vs IVIG Treated SoC-Treated Off Treatment NO Source: Company filings, presentations and clinicaltrials.gov Ig refers to IVIG and SCIg ADHERE required discontinuation of IVIg or SCIg and evidence of clinically meaningful deterioration before dosing in Part A Defined as a clinical improvement on the parameters that the participant worsened in during run-in (≥4-point increase in I-RODS and/or ≥8-kPa increase in mean grip strength) or clinical improvement (≥1-point decrease) in INCAT NO

Biological Rationale Clinical Evidence Primary Sjögren’s Disease ~350,000 U.S. Patients  B Cell: ianalumab positive Ph. 3; telitacicept positive Ph. 3 Systemic Lupus Erythematosus ~225,000 U.S. Patients  Type 1 interferon: anifrolumab approved; litifilimab positive Ph. 2 B Cell: belimumab approved; telitacicept approved (CN); ianalumab positive Ph. 2 Dermatomyositis ~50,000 U.S. Patients  Type 1 interferon: dazukibart positive Ph. 2 Cutaneous Lupus Erythematosus ~300,000 U.S. Patients  Type 1 interferon: litifilimab positive Ph. 2 Lupus Nephritis ~120,000 U.S. Patients  B Cell: belimumab approved Broad opportunity for DNTH212 across multiple diseases where Type 1 interferon and B Cells are implicated Type 1 interferon targeting Ph. 3 studies currently ongoing in: SLE, CLE, LN, Scleroderma, DM. B Cell (BAFF/APRIL) targeting Ph. 3 studies currently ongoing in: LN, SLE Estimated U.S. patients per Dianthus meta-analysis and estimates Indications with biological rationale Indications with biological rationale and supportive clinical data Biological Rationale Hidradenitis Suppurativa ~330,000 U.S. Patients  Scleroderma ~75,000 U.S. Patients  Pemphigus Vulgaris ~32,000 U.S. Patients  Dianthus identified first three priority indications of Sjögren’s Disease, Systemic Lupus Erythematosus, and Dermatomyositis (DM) to build a rheumatology franchise

SENIOR MANAGEMENT Accomplished team of biotech industry veterans and scientists committed to bringing innovation to market Select Experience Includes: BOARD OF DIRECTORS Alison Lawton Chair of the Board Board Member, ProQR and X4, Prior Chair of Board, Magenta Sujay Kango Board Member, Adanate, Inc. Anne McGeorge Board Member, The Oncology Institute, Board Member, Be the Match Simon Read, Ph.D. Former CEO and Founder, Mariana Oncology, Venture Partner, Atlas Venture, Former CSO, Ra Pharma Steven Romano, M.D. EVP, Chief Research & Development Officer, Silence Therapeutics, Inc. Paula Soteropoulos Venture Partner, 5AM Ventures Jonathan Violin, Ph.D. Venture Partner, Fairmount, Co-founder of Dianthus, Board Member, Astria Therapeutics, and former President/CEO of Viridian Therapeutics Marino Garcia President & CEO, Dianthus Select Autoimmune Drugs Developed by Dianthus Team Polly Hanff Head of Quality Scott Nogi Head of Business Operations Marino Garcia President & CEO Jennifer Davis Ruff Head of Investor Relations & Corporate Affairs Simrat Randhawa, M.D. EVP, Head of R&D Ryan Savitz EVP, Chief Financial Officer & Chief Business Officer John C. King Chief Commercial Officer Kristina Maximenko Chief People Officer Adam Veness, Esq. General Counsel Rivka Gluck Head of Clinical Development Operations Sue Evans Head of Regulatory Affairs Edward Carr Chief Accounting Officer Jud Taylor Head of Technical Operations Jennifer Cross VP, Pipeline Strategy & Research Ronny Hashmonay, M.D. Chief Development & Medical Affairs Officer